UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020

VISIUM TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-04496677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4094 Majestic Lane, Suite 360
Fairfax, Virginia 22033
(Address of principal executive offices, including zip code)

(703) 273-0383
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

                Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01
 Entry into a Material Definitive Agreement

Securities Purchase Agreement and Promissory Note.

On November 23, 2020, Visium Technologies, Inc. a Florida corporation (the “Company”), entered into that certain Securities Purchase Agreement (the “Purchase Agreement”) with Labrys Fund, LP, a Delaware limited partnership (“Labrys”) pursuant to which Labrys purchased a self-amortizing promissory note made by the Company in favor of Labrys (the “Note”) in the principal amount of $150,000 (the “Principal Amount”) for $135,000 in immediately available funds (the “Purchase Price”). Pursuant to the Purchase Agreement, the Company issued Labrys 90,000,000 shares of the Company’s common stock (the “Shares”) as a condition to closing. The closing of the Purchase Agreement occurred on November 25, 2020, with the Purchase Price funded to the Company on such date.

The Note, which reflects a 10% original issuance discount, bears interest at 12% per year and matures on November 23, 2021 (the “Maturity Date”). The Note is to be repaid in nine equal installments in the amount of $16,800 per month, with the first payment due 90 calendar days from the issuance date of the Note. The Company has the right to accelerate payments or prepay the Note in full without prepayment penalty. In the event of default, Labrys has the right to convert the amount of any missed payment into shares of the Company’s common stock at the price equal to 105% of the closing bid price on the day prior to the issuance of such conversion notice.

The foregoing descriptions of the SPA and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA and the Note, copies of the forms of which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Section 9- Financial Statements and Exhibits

Item 9.01.
 Financial Statements and Exhibits.

(d) Exhibits.

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit No.:	Description:
4.1	Form of Unsecured Promissory Note issued on November 23, 2020, by Visium Technologies, Inc.*
10.1	Form of Securities Purchase Agreement, dated November 23, 2020.*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIUM TECHNOLOGIES, INC.

Date: November 30, 2020	By:	/s/ Mark Lucky
Mark Lucky
Chief Executive Officer